                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 30, 2001


                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)




      NORTH CAROLINA                   No. 1-9021              No. 56-1473727
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000


                                 Not applicable.
          (Former name or former address, if changed since last report)

Item 5.           Other Events

                  On July 27, 2001, Wachovia Corporation completed the sale of its consumer credit card portfolio to Bank One Corporation. Wachovia's financial statements and footnotes, as included in its Annual Report on Form 10-K for the year ended December 31, 2000, have been restated to present the consumer credit card business as discontinued operations. The restated financial statements are included herein as Exhibit 99.1.

Item 7.           Exhibits.

                  23       Consent of Ernst & Young LLP

                  99.1 Restated financial statements and footnotes referred to in Item 5.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WACHOVIA CORPORATION


                                     By: /s/ Robert S. McCoy, Jr.
                                        ------------------------------------
                                        Name: Robert S. McCoy, Jr.
                                        Title: Vice Chairman and Chief
                                               Financial Officer


Date:  August 30, 2001